CHRYSLER FINANCIAL                             DISTRIBUTION DATE:      10-OCT-00
DAIMLERCHRYSLER AUTO TRUST 2000-B MONTHLY                            PAGE 1 OF 2
SERVICER'S CERTIFICATE (GU)
--------------------------------------------------------------------------------
      Payment Determination Statement Number                   5
      Distribution Date                                10-Oct-00


      DATES COVERED                                               FROM AND INCLUDING                   TO AND INCLUDING
      -------------                                               ------------------                   ----------------
           Collections Period                                              01-Sep-00                          30-Sep-00
           Accrual Period                                                  08-Sep-00                          09-Oct-00
           30/360 Days                                                            30
           Actual/360 Days                                                        32
                                                                       NUMBER OF
      COLLATERAL POOL BALANCE DATA                                     ACCOUNTS                            $ AMOUNT
      ----------------------------                                     --------                            --------
      Pool Balance - Beginning of Period                                123,897                              1,847,462,034.89
      Collections of Installment Principal                                                                      33,694,858.88
      Collections Attributable to Full Payoffs                                                                  16,449,214.98
      Principal Amount of Repurchases                                                                               18,583.76
      Principal Amount of Gross Losses                                                                           2,596,543.78
                                                                                                  ----------------------------

      Pool Balance - End of Period                                      121,958                              1,794,702,833.49
                                                                                                  ============================
      POOL STATISTICS                                                                                    END OF PERIOD
      ---------------                                                                                    -------------
      Initial Pool Balance (Pool Balance at the Purchase Date)                                               2,076,955,384.40
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                  86.41%

      Ending O/C Amount                                                                                        105,997,824.81
      Coverage Ratio (Ending Pool
           Balance as a Percent of Ending Securities)                                                                 106.28%

      Cumulative Net Losses                                                                                      1,979,937.94
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                           0.39120%
      Cumulative Recovery Ratio                                                                                        64.74%
      60+ Days Delinquency Amount                                                                                6,648,117.35
      Delinquency Ratio (3 mo. Weighted Avg.)                                                                        0.31020%

      Weighted Average APR                                                                                             8.964%
      Weighted Average Remaining Term (months)                                                                          51.56
      Weighted Average Seasoning (months)                                                                                8.87

CHRYSLER FINANCIAL                             DISTRIBUTION DATE:      10-OCT-00
DAIMLERCHRYSLER AUTO TRUST 2000-B MONTHLY                            PAGE 2 OF 2
SERVICER'S CERTIFICATE (GU)
--------------------------------------------------------------------------------

CASH SOURCES                                                            O/C RELEASE
------------                                                            -----------
  Collections of Installment Principal              33,694,858.88       Original O/C Amount                           94,181,384.40
  Collections Attributable to Full Payoffs          16,449,214.98
  Principal Amount of Repurchases                       18,583.76       Cumulative O/C Release (beginning)                     0.00
  Recoveries on Loss Accounts                        1,680,987.82       O/C Release   (Prospectus pg S16)                      0.00
  Collections of Interest                           13,809,187.31                                                     --------------
  Investment Earnings                                   22,384.08       Cumulative O/C Release (ending)                        0.00
  Reserve Account                                    4,956,935.00                                                     ==============
                                                 -----------------

  TOTAL SOURCES                                     70,632,151.83
                                                 =================



CASH USES
---------
  Servicer Fee                                       1,539,551.70
  Note Interest                                     10,333,518.19
  Reserve Fund                                       4,956,935.00
  O/C Release to Seller                                      0.00
  Note Principal                                    53,802,146.94
                                                 -----------------
  TOTAL CASH USES                                   70,632,151.83
                                                 =================


ADMINISTRATIVE PAYMENT
----------------------
Total Principal and Interest Sources                70,632,151.83
Investment Earnings in Trust Account                   (22,384.08)
Cash Reserve in Trust Account                       (4,956,935.00)
Servicer Fee (withheld)                             (1,539,551.70)
O/C Release to Seller                                        0.00
                                                 -----------------
  PAYMENT DUE TO TRUST ACCOUNT                      64,113,281.05
                                                 =================

                                                           BEGINNING              ENDING            PRINCIPAL          PRINCIPAL PER
                                                            BALANCE              BALANCE             PAYMENT            $1000 FACE
                                                        ----------------     ----------------     -------------        -------------
NOTES & CERTIFICATES
--------------------
Class A-1  408,420,000.00  @   6.72%                      168,153,155.62       114,351,008.68     53,802,146.94         131.7324003
Class A-2  620,000,000.00  @   7.30%                      620,000,000.00       620,000,000.00              0.00           0.0000000
Class A-3  455,000,000.00  @   7.53%                      455,000,000.00       455,000,000.00              0.00           0.0000000
Class A-4  425,000,000.00  @   7.63%                      425,000,000.00       425,000,000.00              0.00           0.0000000
Certificates                                               74,354,000.00        74,354,000.00              0.00           0.0000000
                                                        ----------------     ----------------     -------------
  Total Securities                                      1,742,507,155.62     1,688,705,008.68     53,802,146.94
                                                        ================     ================     =============

                                                                                  INTEREST        INTEREST PER
                                                                                  PAYMENT          $1000 FACE          ORIGINAL
                                                                                -------------     ------------
NOTES & CERTIFICATES
--------------------
Class A-1  408,420,000.00  @   6.72%                                             1,004,434.85       2.4593185        408,420,000.00
Class A-2  620,000,000.00  @   7.30%                                             3,771,666.67       6.0833333        620,000,000.00
Class A-3  455,000,000.00  @   7.53%                                             2,855,125.00       6.2750000        455,000,000.00
Class A-4  425,000,000.00  @   7.63%                                             2,702,291.67       6.3583333        425,000,000.00
Certificates                                                                             0.00                         74,354,000.00
                                                                                -------------                      ----------------
  Total Securities                                                              10,333,518.19                      1,982,774,000.00
                                                                                =============                      ================


* Class A-1 Interest is comput32 on an Actual/360 Basis. Days in current period
32